UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23306

Collaborative Investment Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147

(Address of principal executive offices)  (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(440) 922-0066

Date of fiscal year end:

September 30

Date of reporting period:

September 30, 2021

Item 1. Reports to Stockholders.

Annual Shareholder Report

The SPAC and New Issue ETF (SPCX)

The De-SPAC ETF (DSPC)

The Short De-SPAC ETF (SOGU)

September 30, 2021

Tuttle Capital Management, LLC

500 West Putnam Avenue, Suite 400

Greenwich, CT 06830

1-866-904-0406

SPCXetf.com

deSPACetfs.com

TABLE OF CONTENTS

Management's Discussion of Fund Performance	1
Fund Performance	5
Expense Examples	11
Portfolios of Investments
The SPAC and New Issue ETF	12
The De-SPAC ETF	17
The Short De-SPAC ETF	19
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	26
15(c) Deliberations Disclosure	39
Additional Information	41
Report of Independent Registered Public Accounting Firm	44
Privacy Policy	46

Management’s Discussion of Fund Performance      September 30, 2021(Unaudited)

The SPAC and New Issue ETF

Dear Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in The SPAC and New Issue ETF (“SPCX” or the “Fund”). The following information pertains to the fiscal period of December 18, 2020 through September 30, 2021. SPCX is the first actively managed ETF that focuses on Common Stocks (SPACs). A SPAC is a blank check company that has not yet merged with an operating company for the purpose of effecting a merger, asset acquisition, share exchange/purchase or reorganization. SPACs have pre-determined time frames to merge (typically two years) or the SPAC will liquidate. A SPAC generally offers a unit comprised of common stock and a warrant to purchase common stock over a fixed time frame.

The Fund had positive performance during the fiscal period ended September 30, 2021. The NAV for SPCX increased 14.88% while the IndexIQ Merger Arbitrage Index decreased 1.07% over the same period.

For the period, the largest positive contributors to the Fund’s returns were Lucid Motors (LCID), Archer Aviation (ACHR), and Sofi (SOFI). The largest negative contributors were Talkspace (TALK), BridgeTown 2 Holdings (BTNB.), and Social Capital IV (IPOD).

Fueling investor interest in SPCX has been a two-year surge in SPAC issuance. Calendar year 2020 was a banner year for SPAC initial public offerings (IPOs) in the United States. According to SPACinsider.com, there were 248 SPAC IPOs in 2020 representing over $83.5 billion in gross proceeds. That compares to 59 SPAC IPOs in 2019 with $13.6 billion of proceeds. Although 2020 was a record year, 2021 is shaping up to be the busiest yet for SPAC issuance. Through September 30, 2021, there were 439 SPAC IPOs representing nearly $125 billion in gross proceeds. While we expect this torrid level of deals to subside over the next couple of years, we are encouraged by the current environment of heightened issuance as participating in SPAC IPOs is an integral part of running an event-driven strategy focused on pre-deal SPACs, such as SPCX.

 We appreciate your investment in SPCX.

Sincerely,

Matthew Tuttle

Chief Executive Officer

Tuttle Capital Management, LLC

This material represents the Advisor's assessment of the Fund and market environment as of September 30, 2021 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country

Annual Shareholder Report | 1

Management’s Discussion of Fund Performance      September 30, 2021(Unaudited)

The SPAC and New Issue ETF

diversification is historical and is not an indication of future Fund composition, which may vary.

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund’s shares. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

Annual Shareholder Report | 2

Management’s Discussion of Fund Performance      September 30, 2021(Unaudited)

The De-SPAC ETF

Dear Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in The De-SPAC ETF (“DSPC” or the “Fund”). The following information pertains to the fiscal period of May 18, 2021 through September 30, 2021. The Fund seeks to track the performance, before fees and expenses, of The De-SPAC (the “Index”), whose Bloomberg ticker is DESPACTR. The Index is a rules-based index developed to capture the performance of a group of 25 companies that came public as the result of a business combination with a Special Purpose Acquisition Company (SPAC). DSPC is the first ETF to offer pure-play long exposure to a basket of de-SPAC’d stocks. High-profile de-SPACs include companies such as Virgin Galactic, DraftKings, QuantumScape, and Lucid Group.

The Fund had negative performance during the fiscal period ending on September 30, 2021. The NAV for DSPC decreased 10.79% and the Index decreased 11.45%.

For the period, the largest positive contributor to return was Lucid Motors (LCID) and the largest negative contributor to return was Lordstown Motors (RIDE).

We appreciate your investment in DSPC.

Sincerely,

Matthew Tuttle

Chief Executive Officer

Tuttle Capital Management, LLC

This material represents the Advisor's assessment of the Fund and market environment as of September 30, 2021 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund’s shares. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

Annual Shareholder Report | 3

Management’s Discussion of Fund Performance      September 30, 2021(Unaudited)

The Short De-SPAC ETF

Dear Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in The Short De-SPAC ETF (“SOGU” or the “Fund”). The following information pertains to the period beginning May 17, 2021 through September 30, 2021. The Fund seeks to track the daily inverse (-1x) performance, before fees and expenses, of The De-SPAC (the “Index”). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple times the return of the Fund’s Index for the same period. During the year ended September 30, 2021, the Fund invested in swap agreements in order to gain inverse exposure to the Index.

The Index is a rules-based index developed to capture the performance of a group of 25 companies that came public as the result of a business combination with a Special Purpose Acquisition Company (SPAC). SOGU is the first ETF to offer pure-play short exposure to a basket of de-SPAC’d stocks. High-profile de-SPACs include companies such as Virgin Galactic, DraftKings, QuantumScape, and Lucid Group.

The Fund had negative performance during the fiscal period ending on September 30, 2021. The NAV for SOGU decreased 5.55%, while the Russell 2000 Index, a broad market index of small cap stocks, fell 0.64% over the same period.

We appreciate your investment in SOGU.

Sincerely,

Matthew Tuttle

Chief Executive Officer

Tuttle Capital Management, LLC

This material represents the Advisor's assessment of the Fund and market environment as of September 30, 2021 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund’s shares. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

Annual Shareholder Report | 4

Fund Performance                                                September 30, 2021(Unaudited)

The SPAC and New Issue ETF

INVESTMENT OBJECTIVE

The SPAC and New Issue ETF seeks to provide total return.

FUND PERFORMANCE (AS OF SEPTEMBER 30, 2021)	Average Annual Total Returns	Expense Ratio (a)
	Inception (b)	Total
The SPAC and New Issue ETF (SPCX) – Total Return (at Net Asset Value) (c)	14.88%	0.95%
The SPAC and New Issue ETF (SPCX) - Total Return (at Market Value) (d)	14.96%	N/A
IndexIQ Merger Arbitrage (e)	-1.07%	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-866-904-0406 or visit http://www.SPCXetf.com.

*The chart represents historical performance of a hypothetical investment of $10,000 in The SPAC and New Issue ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a) The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated June 12, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of September 30, 2021 can be found in the Financial Highlights.

(b) Commencement of operations December 15, 2020.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless

Annual Shareholder Report | 5

Fund Performance                                                September 30, 2021(Unaudited)

The SPAC and New Issue ETF

of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e) The IQ Merger Arbitrage Index seeks to achieve capital appreciation by investing in global companies for which there has been a public announcement of a takeover by an acquirer. This differentiated approach is based on a passive strategy of owning certain announced takeover targets with the goal of generating returns that are representative of global merger arbitrage activity. The Index also includes short exposure to global equities as a partial equity market hedge. An investor cannot invest directly in the index.

Annual Shareholder Report | 6

Fund Performance                                                September 30, 2021(Unaudited)

The De-SPAC ETF

INVESTMENT OBJECTIVE

The De-SPAC ETF seeks to provide investment results that correspond, before fees and expenses, to the price and yield performance of The De-SPAC Index.

FUND PERFORMANCE (AS OF SEPTEMBER 30, 2021)	Average Annual Total Returns	Expense Ratio (a)
	Inception (b)	Total
The De-SPAC ETF (DSPC) – Total Return (at Net Asset Value) (c)	-10.79%	0.75%
The De-SPAC ETF (DSPC) - Total Return (at Market Value) (d)	-10.69%	N/A
Russell 2000 TR USD (e)	0.09%	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance   would be lower. To obtain performance information current to the most recent month-end, please call 1-866-904-0406 or visit http://www.deSPACetfs.com.

*The chart represents historical performance of a hypothetical investment of $10,000 in The De-SPAC ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a) The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated May 12, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of September 30, 2021 can be found in the Financial Highlights.

(b) Commencement of operations May 18, 2021.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

Annual Shareholder Report | 7

Fund Performance                                                September 30, 2021(Unaudited)

The De-SPAC ETF

(e) The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. An investor cannot invest directly in the index.

Annual Shareholder Report | 8

Fund Performance                                                September 30, 2021(Unaudited)

The Short De-SPAC ETF

INVESTMENT OBJECTIVE

The Short De-SPAC ETF seeks to provide investment results that are approximately the inverse of, before fees and expenses, to the price and yield performance of the Index.

FUND PERFORMANCE (AS OF SEPTEMBER 30, 2021)	Average Annual Total Returns	Expense Ratio (a)
	Inception (b)	Total
The Short De-SPAC ETF (SOGU) – Total Return (at Net Asset Value) (c)	-5.55%	0.95%
The Short De-SPAC ETF (SOGU) - Total Return (at Market Value) (d)	-5.57%	N/A
Russell 2000 TR USD (e)	-0.64%	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-866-904-0406 or visit http://www.deSPACetfs.com.

*The chart represents historical performance of a hypothetical investment of $10,000 in The Short De-SPAC ETF   and represents the reinvestment of dividends and capital gains in the Fund.

(a) The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated May 12, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of September 30, 2021 can be found in the Financial Highlights.

(b) Commencement of operations May 17, 2021.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

Annual Shareholder Report | 9

Fund Performance                                                September 30, 2021(Unaudited)

The Short De-SPAC ETF

(e) The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. An investor cannot invest directly in the index.

Annual Shareholder Report | 10

Expense Examples                                               September 30, 2021(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The expense examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period ending September 30, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Further, the expenses do not include any brokerage commissions on investors’ purchases or redemptions of Fund shares as described in each Fund’s prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value at Inception	Ending Account Value 9/30/2021	Expenses Paid During Period	Annualized Expense Ratio
The SPAC and New Issue ETF	Actual	$ 1,000.00	$ 1,006.00	$ 4.78	0.95%
	Hypothetical	1,000.00	1,020.31	4.81**	0.95

The De-SPAC ETF	Actual(a)	1,000.00	892.10	2.64*	0.75
	Hypothetical	1,000.00	1,021.31	3.80**	0.75

The Short De-SPAC ETF	Actual(b)	1,000.00	944.50	3.47*	0.95
	Hypothetical	1,000.00	1,020.31	4.81**	0.95

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from commencement of operations to September 30, 2021, divided by the number of days in the fiscal year.

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period).

(a) Information shown reflects values for the stub period of 136 days from May 18, 2021 (commencement of operations) to September 30, 2021 and has been calculated using expense ratios and rates of returns for the same period.

(b) Information shown reflects values for the stub period of 137 days from May 17, 2021 (commencement of operations) to September 30, 2021 and has been calculated using expense ratios and rates of returns for the same period.

Annual Shareholder Report | 11

Portfolio of Investments                                                          September 30, 2021

The SPAC and New Issue ETF

Portfolio of Investments Summary Table	Percentage of Fair Value (%)
Financials	95.5
Health Care	0.7
Private Investment in Public Equity	1.8
Warrants	1.6
Private Investment	0.4
Rights	0.0†
Total	100.0

†      Represents less than 0.05%.

Portfolio holdings and allocations are subject to change. As of September 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund's total net assets.

Portfolio of Investments
Shares/Units		Fair Value ($)
Common Stocks — 92.4%
Financials — 91.7%
390,763	Accelerate Acquisition Corp.(a)	3,802,123
80,544	Acropolis Infrastructure Acquisition Corp.(a)	803,829
148,451	Adara Acquisition Corp.(a)	1,454,820
255,379	Adara Acquisition Corp. – Founder Shares(a)(b)(d)	2,002,171
143,573	AEA-Bridges Impact Corp., Class A(a)	1,404,144
30,838	Altimar Acquisition Corp. II(a)	303,754
302,476	Apollo Strategic Growth Capital(a)	2,952,165
127,685	Ares Acquisition Corp.(a)	1,243,652
141,298	Astrea Acquisition Corp.(a)	1,410,154
89,367	Atlas Crest Investment Corp. II(a)	872,222
155,936	Avanti Acquisition Corp.(a)	1,526,613
78,399	Bridgetown 2 Holdings, Ltd., Class A(a)	776,934
46,308	Capstar Special Purpose Acquisition Corp.(a)	459,375
269,608	CC Neuberger Principal Holdings II(a)	2,647,551
50,000	Chardan Nextech Acquisition 2 Corp.(a)	513,000
70,627	Churchill Capital Corp. V(a)	690,732
68,870	CHW Acquisition Corp.(a)	700,408
171,235	Citic Capital Acquisition Corp., Class A(a)	1,707,213
89,428	Class Acceleration Corp.(a)	869,240
218,060	Cohn Robbins Holdings Corp.(a)	2,141,349
50,981	Crucible Acquisition Corp.(a)	498,594
44,509	Decarbonization Plus Acquisition Corp. II(a)	440,194
24,301	Decarbonization Plus Acquisition Corp. III(a)(c)	244,225

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 12

Portfolio of Investments (continued)                                       September 30, 2021

The SPAC and New Issue ETF

Shares/Units		Fair Value ($)
Financials — 91.7% (continued)
75,000	Decarbonization Plus Acquisition Corp. IV(a)	759,750
172,223	E.Merge Technology Acquisition Corp., Class A(a)	1,691,230
52,741	Elliott Opportunity II Corp.(a)	533,739
117,036	Endurance Acquisition Corp.(a)	1,163,923
90,846	Fintech Acquisition Corp. VI(a)	908,460
3,711	Foresight Acquisition Corp.(a)	36,590
100,000	Fortistar Sustainable Solutions Corp., Class A(a)	977,000
152,452	Fortress Capital Acquisition Corp.(a)	1,490,981
121,796	G Squared Ascend I, Inc.(a)	1,201,518
133,696	G&P Acquisition Corp., Class A(a)	1,319,580
61,211	GigCapital4, Inc.(a)(c)	603,540
250,000	Global Consumer Acquisition Corp. – Founder Shares (a)(b)(d)	2,010,000
52,400	Global Consumer Acquisition Corp.(a)	517,712
43,560	Global SPAC Partners Co.(a)	444,748
116,343	GO Acquisition Corp.(a)	1,141,325
47,977	Gobi Acquisition Corp.(a)	463,938
41,947	Golden Arrow Merger Corp.(a)	410,242
158,972	Good Works II Acquisition Corp.(a)	1,553,156
133,516	Gores Metropoulos II, Inc.(a)(c)	1,319,138
85,139	HealthCor Catalio Acquisition Corp.(a)	842,876
110,815	Hudson Executive Investment Corp. II(a)	1,080,446
67,236	Hudson Executive Investment Corp. III(a)	654,206
96,833	International Media Acquisition Corp., Class A(a)	948,963
102,959	Isleworth Healthcare Acquisition Corp.(a)	1,012,087
67,794	Kadem Sustainable Impact Corp.(a)	660,314
105,255	Kernel Group Holdings, Inc., Class A(a)	1,025,184
76,362	Lux Health Tech Acquisition Corp., Class A(a)	749,111
120,612	Metals Acquisition Corp.(a)	1,195,265
52,998	Moringa Acquisition Corp.(a)	514,081
150,055	New Vista Acquisition Corp.(a)	1,460,035
130,300	Newbury Street Acquisition Corp.(a)	1,266,516
42,277	Nextgen Acquisition Corp. II(a)	418,965
25,420	Nextgen Acquisition Corp. II(a)	42,706
91,094	Oaktree Acquisition Corp. II, Class A(a)	892,721
60,000	Oxbridge Acquisition Corp.(a)	614,400
46,431	Oxus Acquisition Corp.(a)	472,668
43,221	Peridot Acquisition Corp. II(a)	419,676
78,123	Primavera Capital Acquisition Corp.(a)	777,324
126,931	Property Solutions Acquisition Corp. II(a)	1,231,231

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 13

Portfolio of Investments (continued)                                       September 30, 2021

The SPAC and New Issue ETF

Shares/Units		Fair Value ($)
Financials — 91.7% (continued)
117,048	RMG Acquisition Corp. III(a)	1,138,877
107,804	Scion Tech Growth II(a)	1,051,089
75,030	Shelter Acquisition Corp. I(a)	746,549
97,203	Sierra Lake Acquisition Corp.(a)	968,142
146,776	Silver Spike Acquisition Corp. II(a)	1,438,405
136,619	Spartan Acquisition Corp. III(a)	1,349,796
68,889	Springwater Special Situations Corp. – Founder Shares(a)(b)(d)	550,010
20,000	Springwater Special Situations Corp. – Private Placement Units(a)(b)(d)(e)	159,680
143,950	Springwater Special Situations Corp.(a)	1,436,621
114,061	SVF Investment Corp., Class A(a)(c)	1,113,235
137,491	Trebia Acquisition Corp.(a)	1,362,536
136,618	Twelve Seas Investment Co. II(a)	1,327,244
76,919	VectoIQ Acquisition Corp. II(a)	746,883
66,461	VY Global Growth(a)	651,982
		78,330,856
Health Care — 0.7%
167,317	Talkspace, Inc.(a)	610,707
Total Common Stocks (Cost $81,798,635)		78,941,563

Private Investment in Public Equity— 1.6%
200,000	Shapeways Holdings, Inc.(a)(b)(d)	1,386,000
Total Private Investment in Public Equity (Cost $2,000,000)		1,386,000

Warrants — 1.6%
141,534	Accelerate Acquisition Corp., 12/31/2027(a)	133,027
425,000	Adara Acquisition Corp.(a)(b)(d)(f)	183,565
62,291	Altimar Acquisition Corp. II, 12/31/2027(a)	65,405
40,531	Apollo Strategic Growth, 10/29/2027(a)	33,033
23,053	Ares Acquistion Corp., Class A, 12/31/2027(a)	19,595
27,934	Atlas Crest Investment Corp. II, 02/28/2026(a)	23,744
30,815	CC Neuberger Principal Holdings II - CW25, 07/29/2025(a)	31,123
17,670	Churchill Capital Corp. V, 10/29/2027(a)	22,971
42,403	Class Acceleration Corp., Class A, 03/31/2028(a)	24,806
16,995	Crucible Acquisition Corp., 12/26/2025(a)	14,279
29,329	Decarbonization Plus Acquisition Corp. II, 10/02/2025(a)	36,075
26,267	Decarbonization Plus Acquisition Corp. III, 02/12/2023(a)	55,161
28,730	Far Peak Acquisition Corp. - CW25, 12/07/2025(a)	49,703
See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 14

Portfolio of Investments (continued)                                       September 30, 2021

The SPAC and New Issue ETF

Shares/Units		Fair Value ($)
Warrants — 1.6% (continued)
28,386	Foresight Acquisition Corp., 01/31/2027(a)	24,985
26,160	Fortress Capital Acquisition Corp., 12/31/2027(a)	23,021
22,375	G Squared Ascend I, Inc., Class A, 12/31/2027(a)	23,494
20,415	GigCapital4, Inc., 12/31/2028(a)	21,436
26,860	Global Consumer Acquisition Corp., 12/31/2027(a)	12,624
16,800	Golden Arrow Merger Corp., 07/31/2026(a)	8,568
81,442	Good Works II Acquisition Corp., 03/22/2022(a)	52,123
24,521	Gores Metropoulos II, Inc., 01/31/2028(a)	41,686
29,196	Healthcare Capital Corp., 03/08/2025(a)	20,145
28,962	Hudson Executive Investment Corp. II, 01/31/2027(a)	26,358
13,535	Hudson Executive Investment Corp. III, 12/31/2028(a)	11,639
32,140	Hyzon Motors, Inc., Class C, 10/02/2025(a)	45,960
107,341	Kadem Sustainable Impact Corp., 03/16/2026(a)	53,671
47,525	Kernel Group Holdings, Inc., Class A, 01/31/2027(a)	28,040
26,494	Moringa Acquisition Corp., 02/10/2026(a)	15,896
31,338	New Vista Acquisition Corp., 12/31/2027(a)	21,937
59,593	Newbury Street Acquisition C, 12/31/2027(a)	29,201
13,326	Oaktree Acquisition Corp. II, 09/15/2027(a)	11,993
8,210	Peridot Acquisition Corp. II, Class A, 04/30/2028(a)	6,652
33,590	Property Solutions Acquisition Corp., 03/01/2026(a)	22,885
44,125	Scion Tech Growth II, 01/28/2026(a)	28,686
42,406	Silver Spike Acquisition Corp. II, 02/26/2026(a)	46,011
22,227	Spartan Acquisition Corp. III, 02/04/2026(a)	24,450
19,466	SVF Investment Corp. - CW27, 12/31/2027(a)	19,466
41,119	Twelve Seas Investment Co. II, 03/02/2028(a)	27,139
15,382	VectoIQ Acquisition Corp. II, 12/31/2027(a)	11,998
Total Warrants (Cost $640,608)		1,352,551

Private Investment — (0.4%)
N/A	Silver Spike Sponsor II, LLC(a)(b)(d)(g)	371,699
Total Private Investment (Cost $225,000)		371,699

Rights — 0.0%†
99,275	International Media Acquisition Corp.(a)	20,848
Total Rights (Cost $–)		20,848

Total Investments — 96.1% (Cost $84,664,243)		82,072,661
Other Assets in Excess of Liabilities — 3.9%		3,371,099
Net Assets — 100.0%		85,443,760

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 15

Portfolio of Investments (continued)                                       September 30, 2021

The SPAC and New Issue ETF

† Represents less than 0.05%.

(a) Non-income producing security.

(b) Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of September 30, 2021. The total of all such securities represent 7.80% of the net assets of the fund.

 (c) This security or a partial position of this security was on loan as of September 30, 2021. The total value of securities on loan as of September 30, 2021 was $1,456,767.

(d)  Security which is restricted as to resale. The Fund’s Advisor has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at September 30, 2021 was $6,663,125 which represented 7.80% of the total investments of the Fund.

(e)  Each unit represents one share and ½ warrant.

(f)  Warrant expires five years after initial business combination.

(g) This position represents a private placement investment in a SPAC sponsor. The return on this investment is subject to a waterfall upon the consummation of a deal and may be paid in cash and/or SPAC shares and/or warrants.

The illiquid restricted securities held as of September 30, 2021 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Units	Fair Value	Percentage of Net Assets
Adara Acquisition Corp. – Founder Shares	01/14/2021	$ —	255,379	$ 2,002,171	2.3%
Global Consumer Acquisition Corp. – Founder Shares	06/01/2021	500,000	250,000	2,010,000	2.4%
Silver Spike Sponsor II, LLC(g)	02/12/2021	225,000	N/A	371,699	0.4%
Springwater Special Situations Corp. – Founder Shares	08/12/2021	—	68,889	550,010	0.6%
Shapeways Holdings, Inc.	09/27/2021	2,000,000	200,000	1,386,000	1.6%
Adara Acquisition Corp.(f)	01/14/2021	425,000	425,000	183,565	0.2%
Springwater Special Situations Corp. – Private Placement Units	08/12/2021	200,000	20,000	159,680	0.2%

(a) Acquisition date represents the initial purchase date of the security.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 16

Portfolio of Investments                                                          September 30, 2021

The De-SPAC ETF

Portfolio of Investments Summary Table	Percentage of Fair Value (%)
Communication Services	7.2
Consumer Discretionary	27.0
Financials	4.4
Health Care	10.9
Industrials	22.8
Information Technology	19.1
Materials	4.0
Real Estate	4.6
Total	100.0

Portfolio holdings and allocations are subject to change. As of September 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund's total net assets.

Portfolio of Investments
Shares		Fair Value ($)
Common Stocks — 100.0%
Communication Services — 7.2%
4,206	Genius Sports, Ltd.(a)	78,484
8,398	Skillz, Inc.(a)	82,468
		160,952
Consumer Discretionary — 27.0%
13,722	Canoo, Inc.(a)(b)	105,522
6,942	Fisker, Inc.(a)(b)	101,700
4,723	Lucid Group, Inc.(a)	119,870
5,705	Luminar Technologies, Inc.(a)	88,998
4,237	Porch Group, Inc.(a)(b)	74,910
4,466	QuantumScape Corp.(a)	109,596
		600,596
Financials — 4.4%
6,157	SoFi Technologies, Inc.(a)	97,773
Health Care — 10.9%
7,383	Butterfly Network, Inc.(a)	77,079
6,724	Cano Health, Inc.(a)	85,260
10,958	Clover Health Investments Corp.(a)	80,980
		243,319
Industrials — 22.8%
7,235	Alight, Inc., Class A(a)	83,058
9,714	Astra Space, Inc.(a)(b)	84,415
4,552	ChargePoint Holdings, Inc.(a)	90,994
11,565	Desktop Metal, Inc., Class A(a)	82,921
8,074	Microvast Holdings, Inc.(a)(b)	66,368
4,195	Stem, Inc.(a)	100,219
		507,975

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 17

Portfolio of Investments (continued)                                       September 30, 2021

The De-SPAC ETF

Portfolio of Investments
Shares		Fair Value ($)
Information Technology — 19.1%
9,480	Aeva Technologies, Inc.(a)	75,271
7,845	E2open Parent Holdings, Inc.(a)	88,649
4,983	Matterport, Inc.(a)	94,229
9,615	Payoneer Global, Inc.(a)	82,208
11,022	Paysafe, Ltd.(a)	85,420
		425,777
Materials — 4.0%
2,760	MP Materials Corp.(a)	88,955
Real Estate — 4.6%
5,021	Opendoor Technologies, Inc.(a)	103,081
Total Common Stocks (Cost $2,343,822)		2,228,428

Total Investments — 100.0% (Cost $2,343,822)		2,228,428
Other Assets in Excess of Liabilities— (0.0%)		84
Net Assets — 100.0%		2,228,512

(a) Non-income producing security.

(b) This security or a partial portion of this security was on loan as of September 30, 2021. The total value of securities on loan as of September 30, 2021 was $222,286.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 18

Portfolio of Investments                                                          September 30, 2021

The Short De-SPAC ETF

Total Return Swap Agreements
Pay/ Receive	Financing Rate	Description	Counter party	Expiration Date	Payment Frequency	Notional Amount ($)	Value ($)	Upfront Premiums Paid /(Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	3.95%	Aeva Technologies Inc.	Cowen	5/20/22	At Maturity	671,105	151,962	—	151,962
Pay	4.95%	Alight Solution Co.	Cowen	5/20/22	At Maturity	740,598	(526)	—	(526)
Pay	15.95%	Astra Space	Cowen	5/20/22	At Maturity	752,693	56,616	—	56,616
Pay	2.95%	Butterfly Network, Inc.	Cowen	5/20/22	At Maturity	687,244	121,994	—	121,994
Pay	1.95%	Cano Health CL A Ord	Cowen	5/20/22	At Maturity	760,166	2,585	—	2,585
Pay	8.95%	Canoo Inc.	Cowen	5/20/22	At Maturity	940,856	(56,687)	—	(56,687)
Pay	2.20%	ChargePoint Holdings Inc. Class A	Cowen	5/20/22	At Maturity	811,294	47,047	—	47,047
Pay	2.20%	Clover Health Investments Corp	Cowen	5/20/22	At Maturity	722,062	122,202	—	122,202
Pay	2.95%	Desktop Metal Inc.	Cowen	5/20/22	At Maturity	739,292	110,593	—	110,593
Pay	2.45%	E2open Parent Holdings Inc.	Cowen	5/20/22	At Maturity	790,345	43,819	—	43,819
Pay	1.95%	Fisker Inc.	Cowen	5/20/22	At Maturity	906,776	(36,962)	—	(36,962)
Pay	3.45%	Genius Sports, Ltd.	Cowen	5/20/22	At Maturity	699,787	71,946	—	71,946
Pay	19.95%	Lucid Group	Cowen	5/20/22	At Maturity	1,068,828	(184,104)	—	(184,104)
Pay	2.45%	Luminar Technologies Inc.	Cowen	5/20/22	At Maturity	793,525	85,572	—	85,572
Pay	7.95%	Matterport	Cowen	5/20/22	At Maturity	840,190	930	—	930
Pay	98.95%	Microvast Holdings	Cowen	5/20/22	At Maturity	591,692	122,563	—	122,563
Pay	2.70%	MP Materials Corp.	Cowen	5/20/22	At Maturity	793,051	34,651	—	34,651
Pay	1.45%	Opendoor Technologies Inc.	Cowen	5/20/22	At Maturity	918,984	(103,872)	—	(103,872)
Pay	4.95%	Payoneer	Cowen	5/20/22	At Maturity	733,000	140,360	—	140,360
Pay	2.95%	Paysafe Ltd.	Cowen	5/20/22	At Maturity	761,670	70,276	—	70,276
Pay	1.45%	Porch Group, Inc.	Cowen	5/20/22	At Maturity	667,809	90,400	—	90,400
Pay	2.45%	QuantumScape Corp	Cowen	5/20/22	At Maturity	977,060	(85,371)	—	(85,371)
Pay	2.45%	Skillz, Inc.	Cowen	5/20/22	At Maturity	735,233	139,359	—	139,359
Pay	1.95%	SoFi Technologies	Cowen	5/20/22	At Maturity	871,685	(64,326)	—	(64,326)
Pay	2.45%	Stem co.	Cowen	5/20/22	At Maturity	893,534	(38,525)	—	(38,525)
							$ 842,502	—	$ 842,502

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 19

Statements of Assets and Liabilities                                        September 30, 2021

	The SPAC and New Issue ETF	The De-SPAC ETF	The Short De-SPAC ETF
Assets:
Investments, at value (Cost $84,664,243, $2,343,822 and $—)	$82,072,661(a)	$2,228,428(b)	$—
Cash	2,996,844	10,501	11,240,155
Cash collateral from securities loaned	1,504,425	226,224	—
Cash collateral from swap agreements	—	—	9,980,000
Receivable for securities lending income	8,067	1,786	—
Receivable for Swaps	—	—	11,344
Receivable for investments sold	1,153,989	—	—
Unrealized appreciation on swap agreement	—	—	1,412,875
Receivable due from advisor	—	14,621	—
Total Assets	87,735,986	2,481,560	22,644,374
Liabilities:
Unrealized depreciation on swap agreement	—	—	570,373
Payables:
Payable for investments purchased	4,778	—	—
Payable for capital shares redeemed	719,238	—	2,125,175
Upon return of securities loaned	1,504,425	226,224	—
Payable for Swaps	—	—	83,929
Accrued expenses:
Advisory	30,150	—	3,769
Administration	8,715	500	2,205
Custodian	2,245	1,579	43
Exchange listing fee	—	4,664	6,219
Fund accounting	3,618	1,206	1,518
Trustee	2,600	800	1,200
Other	16,457	18,075	14,923
Total Liabilities	2,292,226	253,048	2,809,354
Net Assets	$85,443,760	$2,228,512	$19,835,020
Net Assets consist of:
Paid in Capital	$87,636,546	$2,505,690	$18,892,170
Total Distributable Earnings/(Deficit)	(2,192,786)	(277,178)	942,850
Net Assets	$85,443,760	$2,228,512	$19,835,020

Net Assets:	$85,443,760	$2,228,512	$19,835,020
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value):	2,975,000	100,000	700,000
Net Asset Value (offering and redemption price per share):	$28.72	$22.29	$28.34

(a) Includes securities on loan of $1,456,767.

(b) Includes securities on loan of $222,286.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 20

Statements of Operations                     For the Period Ended September 30, 2021

	The SPAC and New Issue ETF(a)	The De-SPAC ETF(b)	The Short De-SPAC ETF(c)
Investment Income:
Dividend income	$92	$—	$—
Securities lending income	42,349	9,798	—
Interest income	96	—	—
Total Investment Income	42,537	9,798	—
Expenses:
Advisory	714,581	7,820	53,069
Administration	103,314	3,611	7,076
Custodian	29,779	6,446	211
Exchange listing fee	10,000	4,664	6,219
Fund accounting	37,045	4,981	6,838
Legal and audit	46,500	25,500	29,500
Printing	16,269	5,644	5,953
Trustee	8,804	1,275	1,675
Other fees	8,732	1,854	1,810
Total Expenses before fee reductions	975,024	61,795	112,351
Expenses contractually waived or reimbursed by the Advisor	(154,955)	(53,929)	(55,894)
Total Net Expenses	820,069	7,866	56,457
Net Investment Income (Loss)	(777,532)	1,932	(56,457)
Realized and Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	1,737,642	(161,854)	—
Net realized gains (losses) from in-kind transactions	(1,708,750)	94,418	—
Net realized gains (losses) from swap agreements	—	—	156,805
Change in unrealized appreciation/depreciation on investments	(2,591,582)	(115,394)	—
Change in unrealized appreciation/depreciation on swap agreements	—	—	842,502
Net Realized and Unrealized Gains (Losses) from Investment Transactions:	(2,562,690)	(182,830)	999,307
Change in Net Assets Resulting From Operations	$(3,340,222)	$(180,898)	$942,850

(a) For the period from of commencement of operations on December 15, 2020 through September 30, 2021.

(b) For the period from of commencement of operations on May 18, 2021 through September 30, 2021.

(c) For the period from of commencement of operations on May 17, 2021 through September 30, 2021.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 21

Statements of Changes in Net Assets

	The SPAC and New Issue ETF	The De-SPAC ETF	The Short De-SPAC ETF
	For the period December 15, 2020(a) through September 30, 2021	For the period May 18, 2021(a) through September 30, 2021	For the period May 17, 2021(a) through September 30, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$(777,532)	$1,932	$(56,457)
Net realized gains (losses) from investment transactions	28,892	(67,436)	—
Net realized gains (losses) from swap agreements	—	—	156,805
Change in unrealized appreciation/ depreciation on investments	(2,591,582)	(115,394)	—
Change in unrealized appreciation/ depreciation on swap agreements	—	—	842,502
Change in net assets resulting from operations	(3,340,222)	(180,898)	942,850
Distributions to Shareholders From:
Total Distributions Paid	—	(2,710)	—
Change in net assets from distributions	—	(2,710)	—
Capital Transactions:
Proceeds from shares issued	235,054,636	4,267,772	29,854,425
Cost of shares redeemed	(146,270,654)	(1,855,652)	(10,962,255)
Change in net assets from capital transactions	88,783,982	2,412,120	18,892,170
Change in net assets	85,443,760	2,228,512	19,835,020
Net Assets:
Beginning of period	—	—	—
End of period	$85,443,760	$2,228,512	$19,835,020
Share Transactions:
Issued	7,950,000	175,000	1,150,000
Redeemed	(4,975,000)	(75,000)	(450,000)
Change in shares	2,975,000	100,000	700,000

(a) Commencement of operations.

See notes which are an integral part of the Financial Statements.

The SPAC and New Issue ETF	December 15, 2020(a) through September 30, 2021
Net Asset Value, Beginning of Period	$25.00

Net Investment Income (Loss)	(0.26)
Net Realized and Unrealized Gains (Losses) on Investments(b)	3.98
Total from Investment Activities	3.72

Distributions from Net Investment Income	—
Distributions from Net Realized Gains on Investments	—
Total Distributions	—

Net Asset Value, End of Period	$28.72
Net Assets at End of Period (000's)	$85,444

Total Return at NAV(c)(d)	14.88%
Total Return at Market(d)(e)	14.96%

Ratio of Net Expenses to Average Net Assets(f)	0.95%
Ratio of Gross Expenses to Average Net Assets(f)(g)	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)	(0.90)%
Portfolio Turnover(d)(h)	124%

(a) Commencement of operations.

(b) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Not annualized for periods less than one year.

(e) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value.  Market value is determined by the composite closing price.  Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets.  The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period.  Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f) Annualized for periods less than one year.

(g) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(h) Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 22

Financial Highlights

The De-SPAC ETF	May 18, 2021(a) through September 30, 2021
Net Asset Value, Beginning of Period	$25.00

Net Investment Income (Loss)	0.01
Net Realized and Unrealized Gains (Losses) on Investments	(2.70)
Total from Investment Activities	(2.69)

Distributions from Net Investment Income	(0.02)
Distributions from Net Realized Gains on Investments	—
Total Distributions	(0.02)

Net Asset Value, End of Period	$22.29
Net Assets at End of Period (000's)	$2,229

Total Return at NAV(b)(c)	(10.79)%
Total Return at Market(c)(d)	(10.69)%

Ratio of Net Expenses to Average Net Assets(e)	0.75%
Ratio of Gross Expenses to Average Net Assets(e)(f)	5.93%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)	0.19%
Portfolio Turnover(c)(g)	44%

(a) Commencement of operations.

(b) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(c) Not annualized for periods less than one year.

(d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value.  Market value is determined by the composite closing price.  Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets.  The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period.  Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(e) Annualized for periods less than one year.

(f) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(g) Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 23

Financial Highlights

The Short De-SPAC ETF	May 17, 2021(a) through September 30, 2021
Net Asset Value, Beginning of Period	$30.00

Net Investment Income (Loss)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments(b)	(1.58)
Total from Investment Activities	(1.66)

Distributions from Net Investment Income	—
Distributions from Net Realized Gains on Investments	—
Total Distributions	—

Net Asset Value, End of Period	$28.34
Net Assets at End of Period (000's)	$19,835

Total Return at NAV(b)(c)	(5.55)%
Total Return at Market(c)(d)	(5.57)%

Ratio of Net Expenses to Average Net Assets(e)	0.95%
Ratio of Gross Expenses to Average Net Assets(e)(f)	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)	(0.95)%
Portfolio Turnover(c)(g)	—%
3

(a) Commencement of operations.

(b) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Not annualized for periods less than one year.

(e) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value.  Market value is determined by the composite closing price.  Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets.  The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period.  Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f) Annualized for periods less than one year.

(g) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(h) Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Annual Shareholder Report | 24

Notes to Financial Statements                                                 September 30, 2021

(1) Organization

Collaborative Investment Series Trust (the “Trust”) was organized on July 26, 2017 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of The SPAC and New Issue ETF, The De-SPAC ETF, and The Short De-SPAC ETF (the “Funds”). The SPAC and New Issue ETF is an exchange-traded fund whose investment objective is to provide total return. The De-SPAC ETF is an exchange traded fund whose investment objective is to provide results that correspond to the performance of The De-SPAC Index (“The Index”). The Short De-SPAC ETF is an exchange traded fund whose investment goal is to provide inverse results of the Index. Each Fund’s prospectus provides a description of investment objectives, policies, and strategies. The assets of the Funds are segregated and a shareholder's interest is limited to the Fund in which shares are held.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

Shares of the Funds are listed and traded on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Foreside Fund Services, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services –

Annual Shareholder Report | 25

Notes to Financial Statements (continued)                              September 30, 2021

Investment Companies” including Accounting Standard No. 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds value their investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds' securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds' investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical assets that the Funds have the ability to access.

• Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 - Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Swaps are priced daily based on the underlying index and are typically categorized as Level 2 in the fair value hierarchy.

Common stocks, closed-end funds, and exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Annual Shareholder Report | 26

Notes to Financial Statements (continued)                              September 30, 2021

The following table provides the fair value measurement as of September 30, 2021, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for each Fund:

	Level 1	Level 2	Level 3	Total Investments
The SPAC and New Issue ETF
Common Stocks(1)	$74,219,702	$−	$4,721,861	$78,941,563
Private Investment in Public Equity	−	−	1,386,000	1,386,000
Private Investment	−	−	371,699	371,699
Warrants	1,168,986	−	183,565	1,352,551
Rights	20,848	−	−	20,848
Total Investments	$75,409,536	$−	$6,663,125	$82,072,661
The De-SPAC ETF
Common Stocks(1)	$2,228,428	$−	$−	$2,228,428
Total Investments	$2,228,428	$−	$−	$2,228,428
The Short De-SPAC ETF
Swap Agreements	$−	$842,503	$−	$842,503
Total Investments	$−	$842,503	$−	$842,503

(1) Please see the Portfolio of Investments for industry classifications.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

The SPAC and New Issue ETF
Balance as of December 15, 2020	$—
Purchases During the Period	3,350,000
Change in Unrealized Appreciation/(Depreciation)	3,313,125
Sales During the Period	—
Realized Gain/(Loss)	—
Transfers In/(Out) of Level 3	—
Balance as of September 30, 2021	$6,663,125

The total change in unrealized appreciation/(depreciation) attributable to Level 3 investments shown above is included in the Statement of Operations for the period ended September 30, 2021.

Annual Shareholder Report | 27

Notes to Financial Statements (continued)                              September 30, 2021

The Funds recognize transfers between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of September 30, 2021.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Fair Value Committee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at September 30, 2021.

Type of Assets	Fair Value at September 30, 2021	Valuation Techniques	Unobservable Input(s)	Discount
SPAC Founder Shares, Private Placement Units, Private Investments and Warrants	$ 5,277,125	Market Approach	Discount for Lack of Marketability	20%
Private Investment in Public Equity	1,386,000	Market Approach	Discount for Lack of Marketability	10%

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be redued or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which the Funds invest.

C. Cash

Idle cash may be swept into various interest bearing overnight demand deposits and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed the United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Distributions are recorded on the ex-dividend date. The Funds intend to distribute to their shareholders any realized capital gains, if any, at least annually. The SPAC and New Issue ETF intends to distribute to its shareholders any net investment income, if any, at

Annual Shareholder Report | 28

Notes to Financial Statements (continued)                              September 30, 2021

least annually. The De-SPAC ETF and the Short De-SPAC ETF intend to distribute to their shareholders net investment income, if any, at least quarterly. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

E. Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

 F. Derivative Instruments:

All open derivative positions at period end are reflected on each Fund's Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Swap Agreements

Swap Agreements – The SPAC and New Issue ETF and the Short De-SPAC ETF may enter into swap agreements (“swaps”) in an attempt to obtain a particular desired return at a lower cost to a Fund than if it had been invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Total Return Swaps

Total Return Swaps – The SPAC and New Issue ETF and the Short De-SPAC ETF may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. Each Fund will

Annual Shareholder Report | 29

Notes to Financial Statements (continued)                              September 30, 2021

agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap transactions.” Each Fund may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, a Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps. For the period ended September 30, 2021, the monthly average notional amount of the total return swaps held by Short De-SPAC ETF was $16,492,990 million.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. Each Fund will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty.

The Short De-SPAC ETF has entered into master netting arrangements, established within the International Swap Dealers Association, Inc. master agreement, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (closeout netting) for outstanding payables and receivables for certain positions for each individual counterparty. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements and, for financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. As of September 30, 2021, Cowen was the counterparty to all of the Fund's swap agreements, and the net amount of derivative assets was $842,502.

The following is a summary of the fair value of derivatives instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of September 30, 2021:

	Assets	Liabilities
Fund	Unrealized Gain on Swap Agreements	Unrealized Loss on Swap Agreements
Equity Swap Risk Exposure

Annual Shareholder Report | 30

Notes to Financial Statements (continued)                              September 30, 2021

The Short De-SPAC ETF	$1,412,875	$570,373

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, as of September 30, 2021:

Fund	Net Realized Gain (Loss) on Swap Agreements Recognized as a Result from Operations	Change in Net Unrealized Appreciation/Depreciation on Swap Agreements Recognized from Operations
Equity Swap Risk Exposure
The Short De-SPAC ETF	$156,805	$842,502

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

Tuttle Capital Management, LLC (the “Advisor”), serves as the Funds' investment advisor pursuant to an investment advisory agreement. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Funds. Each Fund pays the Advisor a management fee, based on a percentage of each Fund’s average daily net assets, which is calculated daily and paid monthly.

Fund	Management Fee Rate
The SPAC and New Issue ETF	0.83%
The De-SPAC ETF	0.75%
The Short De-SPAC ETF	0.90%

The Advisor has contractually agreed to reduce its fees and/or reimburse the expenses for the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund Service providers (other than the Advisor)) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to a specific percentage the Funds’ average annual daily net assets (“Expense Cap”). For The SPAC and New Issue ETF, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Advisor’s investment advisory or management fee detailed in the Investment Advisory Agreement, but does not include any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation.

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Notes to Financial Statements (continued)                              September 30, 2021

The Expense Cap for the SPAC and New Issue ETF and the Short De-SPAC ETF is 0.95%. The Expense Cap for The De-SPAC ETF is 0.75%. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. The Expense Cap will remain in effect for The SPAC and New Issue ETF until at least December 31, 2021. The Expense Cap will remain in effect for The De-SPAC ETF and The Short De-SPAC ETF until at least May 31, 2022. The Expense Cap may be terminated earlier only upon approval by the Board or the Advisor, on 60 days' written notice to the Advisor. More information about the Funds’ fee waiver and Expense Cap agreement is available in the “Management of the Funds” section of the Funds' prospectus.

As of September 30, 2021, the Advisor may recoup amounts from the Fund as follows:

	Expires 9/30/2024	Total
The SPAC and New Issue ETF	$154,955	$154,955
The De-SPAC ETF	53,929	53,929
The Short De-SPAC ETF	55,894	55,894

B. Administration, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. serves as administrator and dividend disbursing agent for the Funds pursuant to a Services Agreement. Citibank, N.A. serves as the Custodian and transfer agent pursuant to a Global Custodial and Agency Services Agreement.

Collaborative Fund Services LLC (“CFS”) provides the Funds with various management and legal administrative services. For these services, the Funds pay CFS 0.12% of the Funds' average daily net assets, computed daily and paid monthly, and is subject to a minimum monthly fee of $1,000 per Fund.

C. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC is the principal underwriter and distributor for the Funds' Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor.

D. General

Certain officers and trustees of the Trust are officers, directors and/or trustees of the above companies and receive no compensation from the Funds for their services.

E. Securities Lending

For the purpose of achieving income, the Funds may lend portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of

Annual Shareholder Report | 32

Notes to Financial Statements (continued)                              September 30, 2021

securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the lending Fund.  Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.

Cash collateral received in connection with securities lending is held on behalf of the Funds in a demand deposit cash account at Citibank, NA (the “Securities Lending Agent”).  Such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agent.  The Funds pay the Securities Lending Agent a portion of the gross revenues received from securities lending activities. Such fees are netted against “Income from securities lending” on the Statement of Operations.  The SPAC and New Issue ETF and the De-SPAC ETF had securities on loan of $1,456,767 and $222,286, respectively, accounted for as secured borrowings with cash collateral of overnight and continuous maturities in the amounts of $1,504,425 and $226,224, respectively, as of September 30, 2021.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the period ended September 30, 2021 were as follows:

	Purchases ($)	Sales ($)
The SPAC and New Issue ETF	202,702,293	134,319,774
The De-SPAC ETF	1,226,469	2,319,582
The Short De-SPAC ETF	−	−

Purchases and sales of in-kind transactions for the period ended September 30, 2021 were as follows:

	Purchases ($)	Sales ($)
The SPAC and New Issue ETF	152,178,374	135,963,209
The De-SPAC ETF	4,386,178	881,807
The Short De-SPAC ETF	−	−

There were no purchases or sale of U.S. government securities during the period ended September 30, 2021.

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of the Funds are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized

Annual Shareholder Report | 33

Notes to Financial Statements (continued)                              September 30, 2021

representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard transaction fee charge is $250.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, Securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” or “Securities receivable related to in-kind transactions” on the Statements of Assets and Liabilities.

As of September 30, 2021, there were no delayed in-kind capital transactions.

(6) Federal Income Taxes

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds have reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of and during the period ended September 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

As of September 30, 2021, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
The SPAC and New Issue ETF	$85,078,945	$5,093,519	$(8,099,803)	$(3,006,284)
The De-SPAC ETF	2,369,286	105,143	(246,001)	(140,858)
The Short De-SPAC ETF	9,980,000	—	—	—

The difference between book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies and mark-to-market of notional principal contracts.

As of the fiscal period ended September 30, 2021, the Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below.

Annual Shareholder Report | 34

Notes to Financial Statements (continued)                              September 30, 2021

	Short-Term Amount ($)	Long-Term Amount ($)	Total ($)
The SPAC and New Issue ETF	$ —	$—	$ —
The De-SPAC ETF	136,320	—	136,320
The Short De-SPAC ETF	2,869,431	—	2,869,431

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the fiscal period ended September 30, 2021, the Funds had no deferred losses.

The tax character of distributions paid during the fiscal year ended September 30, 2021 were as follows:

Distributions paid from
	Ordinary Income	Total Taxable Distributions	Return of Capital	Total Distributions Paid
The SPAC and New Issue ETF	$ —	$ —	$ —	$ —
The De-SPAC ETF	1,932	1,932	778	2,710
The Short De-SPAC ETF	—	—	—	—

As of September 30, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
The SPAC and New Issue ETF	$813,498	$—	$—	$(3,006,284)	$(2,192,786)
The De-SPAC ETF	—	—	(136,320)	(140,858)	(277,178)
The Short De-SPAC ETF	3,812,281	—	(2,869,431)	—	942,850

Permanent Tax Differences:

As of September 30, 2021, the following reclassifications relating primarily to redemptions in-kind and equalization have been made:

	Total Distributable Earnings/(Deficit)	Paid in Capital
The SPAC and New Issue ETF	$1,147,436	$(1,147,436)
The De-SPAC ETF	(93,570)	93,570
The Short De-SPAC ETF	—	—

(7) Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above

Annual Shareholder Report | 35

Notes to Financial Statements (continued)                              September 30, 2021

or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

SPAC Risk

The Funds invest in SPACs and companies that have completed an IPO. SPACs are companies that may be unseasoned and lack a trading or operational history, a track record of reporting to investors, and widely available research coverage. A Fund may purchase SPACs through an IPO. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO. In addition, IPOs may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of

Annual Shareholder Report | 36

Notes to Financial Statements (continued)                              September 30, 2021

the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination.

(8) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of September 30, 2021.

Annual Shareholder Report | 37

15(c) Deliberations                                               September 30, 2021(Unaudited)

Nature, Extent and Quality of Service. The Board noted that Tuttle was founded in 2012 and was registered with the SEC as an investment adviser with $180 million in assets under management as of December 31, 2020. The Board further noted that Tuttle currently served as the adviser or sub-adviser to nine funds. The Board reviewed the background information on the key investment personnel who would be responsible for servicing the FOMO ETF, Fat Tail Risk ETF, the De-SPAC ETF, and Short De-SPAC ETF, taking into account their education and financial industry experience.  They also expressed their satisfaction with Tuttle’s use of a pre-trade and post-trade testing as a method to ensure compliance with the Fund’s investment policies and regulations. The Board expressed its satisfaction with Tuttle’s overall experience, operations, and compliance culture.

Performance.

The De-SPAC ETF

     The Board noted that the adviser did not manage any other passively managed ETFs however did manage or sub-adviser nine other funds. They further noted that the Fund’s proposed strategy was similar to the strategy employed by the adviser in managing the SPAC and New Issue ETF because the adviser would be selecting companies that had completed a business transaction with the Common Stocks. They acknowledged that the SPAC and New Issue ETF, which commenced operations in December 2020 has produced a since inception return of 14.19%. After a discussion, the Board concluded that Tuttle was qualified, and should be allowed the opportunity, to advise the De-SPAC ETF.

The Short De-SPAC ETF

     The Board reviewed the Fund’s proposed investment objective and investment strategy and noted that the Fund would utilize swap agreements to provide the inverse return of the De-SPAC index. The Board noted that the adviser was unable to provide a comparison to other accounts because of the uniqueness of the Fund’s strategy. The Trustees reviewed the performance of the adviser’s other ETFs and noted that since inception of each Fund, the Funds had provided positive returns to shareholders. After a discussion, the Board concluded that Tuttle was qualified, and should be allowed the opportunity, to advise the Short De-SPAC ETF.

Fees and Expenses.

De-SPAC ETF

     The Board acknowledged that the adviser had a proposed management fee of 0.70%, which was lower than the peer group average of 0.72% and within the range of the overall peer group funds. The Board further noted that the Fund’s net expense ratio of 0.75% was lower than the Fund’s peer group average net expense ratio of 4.64%. The Board concluded that the adviser’s fees and expenses on behalf of the De-SPAC ETF were not unreasonable.

Annual Shareholder Report | 38

15(c) Deliberations (continued)                           September 30, 2021(Unaudited)

The Short De-SPAC ETF

     The Board acknowledged that the adviser had a proposed management fee of 0.85%, which was higher than the peer group average of 0.75%. The Trustees acknowledged that the adviser attributed the higher management fee to the specialized nature of the Fund’s investment strategy. The Board further noted that the Fund’s net expense ratio of 0.90% was lower than the Fund’s peer group average net expense ratio of 2.30%. The Board concluded that the adviser’s fees and expenses on behalf of the Short De-SPAC ETF were not unreasonable.

Profitability.  The Board reviewed the profit analysis provided by Tuttle, noting that because the Funds had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They noted that while Tuttle projected making a profit in terms of actual dollars and percentage in connection with its relationship to each Fund if estimated asset levels were achieved, they agreed that the projected profits were not excessive.

Economies of Scale.  The Board considered whether economies of scale would be realized in connection with the advisory services provided to the Funds. They noted that based on each Fund’s projected asset size and profit level, the absence of breakpoints was acceptable at this time. The Board discussed Tuttle’s position on breakpoints and agreed to continue to monitor each Fund’s asset levels and revisit the matter as each Fund continues to grow.

Annual Shareholder Report | 39

Additional Fund Information                               September 30, 2021(Unaudited)

Additional Federal Income Tax Information

During the fiscal year ended September 30, 2021, the Fund declared short-term realized gain distributions in the following amount:

Short-Term Capital Gains ($)
The SPAC and New Issue ETF	655,428
The De-SPAC ETF	-
The Short De-SPAC ETF	-

Annual Shareholder Report | 40

Additional Fund Information (Continued)           September 30, 2021(Unaudited)

Additional Disclosure Regarding Fund Trustees and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Dean Drulias, Esq. Year of Birth: 1947	Trustee	Attorney (self-employed), since 2012	14	None
Shawn Orser Year of Birth: 1975	Trustee	CEO, Seaside Advisory (6/2016-Present); Executive Vice President, Seaside Advisory (2009-6/2016).	14	None
Fredrick Stoleru Year of Birth: 1971	Trustee	Chief Executive Officer and President of Atlas Resources LLC since February 2017, Senior Vice President, Atlas Energy, 2015-2017, Vice President of the General Partner of Atlas Growth Partners, L.P. since 2013.	14	None
Ronald Young Jr. Year of Birth: 1974	None	President - Young Consulting, Inc. (2008-Present); President – Tri State LED, Inc. (2010-Present).	14	None
Kyle R. Bubeck Year of Birth: 1955	Chief Compliance Officer	President and Founder of Beacon Compliance Consulting, Inc. (since 2010); CFO and CCO of Trendstar Advisors, LLC (2003 to 2009).	N/A	N/A
William McCormick Year of Birth: 1964	Treasurer	Senior Wealth Advisor – Belpointe Asset Management (since 2019); Wealth Advisor – Advisory Services Network (2016 to 2019)	N/A	N/A
Brad Rundbaken Year of Birth: 1970	Secretary	Manager – Collaborative Fund Services, LLC (since 2018); Wealth Advisor – Belpointe Asset Management (2015 to 2018)	N/A	N/A

The Funds' SAI references additional information about the Trustees and is available free of charge, upon request, by calling toll free at (866) 904-0406.

Annual Shareholder Report | 41

Additional Fund Information (Continued)           September 30, 2021(Unaudited)

PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Funds’ Form N-PORT is available on the SEC’s web site at http://www.sec.gov. You may also obtain copies by calling the Funds at (866) 904-0406, free of charge.

PROXY VOTING

The Funds’ proxy voting policies, procedures and voting records relating to common stock securities in each Fund’s investment portfolio are available without charge, upon request, by calling the Funds’ toll-free telephone number (866) 904-0406.  The Funds will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Funds’ proxy information is also available on the SEC's website at http://www.sec.gov. Information regarding how the Fund(s) voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 is available without charge, upon request by calling (866) 904-0406 or referring to the SEC's web site at www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Shareholder Report | 42

Report of Independent Registered Public Accounting Firm            September 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The SPAC and New Issue ETF, The De-SPAC ETF and The Short De-SPAC ETF and Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The SPAC and New Issue ETF, The De-SPAC ETF and The Short De-SPAC ETF (the “Funds”), each a series of Collaborative Investment Series Trust, as of September 30, 2021, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of their operations, the changes in net assets, and the financial highlights for the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
The SPAC and New Issue ETF	For the period from December 15, 2020 (commencement of operations) through September 30, 2021
The De-SPAC ETF	For the period from May 18, 2021 (commencement of operations) through September 30, 2021
The Short De-SPAC ETF	For the period from May 17, 2021 (commencement of operations) through September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers or by other auditing procedures as

Annual Shareholder Report | 43

Report of Independent Registered Public Accounting Firm            September 30, 2021

appropriate in the circumstances; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Tuttle Capital Management, LLC, since 2020.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

December 9, 2021

Annual Shareholder Report | 44

PRIVACY NOTICE

COLLABORATIVE INVESTMENT SERIES TRUST

FACTS	WHAT DOES THE COLLABORATIVE INVESTMENT SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●  Social Security number and wire transfer instructions

●   account transactions and transaction history

●   investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Collaborative Investment Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Do we share information?	Can you limit sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-800-595-4866

Annual Shareholder Report | 45

What we do: Page 2
How does the Collaborative Investment Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Collaborative Investment Series Trust collect my personal information?

We collect your personal information, for example, when you

●  open an account or deposit money

●  direct us to buy securities or direct us to sell

     your securities

●  seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●  sharing for affiliates’ everyday business

     purposes – information about your

     creditworthiness.

●  affiliates from using your information to

     market to you.

●  sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • The Collaborative Investment Series Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control.  They can be financial and non-financial companies.

●  The Collaborative Investment Series Trust

    does not share with non-affiliates so they can

    market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Collaborative Investment Series Trust doesn’t jointly market.

Annual Shareholder Report | 46

Investment Advisor

Tuttle Capital Management, LLC

500 West Putnam Avenue, Suite 400

Greenwich, CT 06830

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian and Transfer Agent

Citibank, N.A.

388 Greenwich Street

New York, NY 10048

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

Administrator, Accountant and Dividend Disbursing Agent

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

This report is provided for the general information of the Fund’s shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

11/21

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that Fred Stoleru is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stoleru is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

       Period ended 2021: $28,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

       Period ended 2021: $-

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

       Period ended 2021: $8,500

Fees for 2021 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

      Period Ended 2021: $ -

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) The Registrant’s audit committee has reviewed the scope and plan of the independent public accountants’ annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(f) Not applicable.

(g) Not applicable.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5.

 Audit Committee of Listed Registrants.

Not applicable.

Item 6.

Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Collaborative Investment Series Trust

By (Signature and Title) ________________/s/Gregory Skidmore_______________________________________________________

           Gregory Skidmore, Trustee, President and Principal Executive Officer of the Trust

Date ______________12/9/21_____________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) ________________/s/ Gregory Skidmore______________________________________________________

           Gregory Skidmore, Trustee, President and Principal Executive Officer of the Trust

Date _______________12/9/21____________________________________________

By (Signature and Title) ________________/s/ Bill McCormick

           Bill McCormick, Treasurer and Principal Financial Officer of the Trust

Date ________________12/9/21___________________________________________